BILL OF SALE AND ASSIGNMENT

FOR VALUE RECEIVED, effective immediately prior to the closing of the transactions as contemplated by that certain Stock Purchase Agreement, dated January 27, 2009 (the “Purchase Agreement”), by and between Piramal Healthcare, Inc., a Delaware corporation (“Purchaser”), and RxElite, Inc., a Delaware corporation (“Transferee”), whereby Purchaser will acquire from Transferee all of the issued and outstanding stock of RxElite Holdings, Inc., a Delaware corporation (“Transferor”), Transferor hereby transfers and delivers to Transferee, and Transferee hereby acquires and takes assignment and delivery of those assets and liabilities of Transferor included in the description of Excluded Assets on Exhibit A and Excluded Liabilities on Exhibit B to the Purchase Agreement, including, without limitation, (i) the Second Amended and Restated Employment Agreement with Earl Sullivan, dated as of November 27, 2006 and the Third Amended and Restated Employment Agreement with Earl Sullivan, dated as of January 12, 2009, (ii) the Employment Agreement with Shannon Stith, dated as of January 11, 2008, (iii) the Employment Agreement with Rick Schindewolf, dated as of January 21, 2008, as amended, (iv) the Initial Employment Agreement, dated as of January 8, 2007, as amended and updated, with Partick Poisson, (v) the Offer Letter Employment Agreement with Gene Ioli, dated as of August 29, 2007, as amended, (vi) the Second Amended and Restated Employment Agreement with Jonathan Houssian, dated as of November 27, 2006, (vii) the Employment Agreement with Steven Anderson, dated November 15, 2006, (viii) the Employment Agreement with Tri Slaven, dated May 10, 2006 and (ix) the Second Amended and Restated Employment Agreement with Richard Tener, dated November 27, 2006.

Transferee hereby assumes and agrees to pay, perform and/or discharge the liabilities and obligations under the Excluded Liabilities.

All terms used by not defined in this Bill of Sale and Assignment that are defined in the Purchase Agreement shall have the meanings given to them in the Purchase Agreement.

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IN WITNESS WHEREOF, Transferor and Transferee have caused this Bill of Sale and Assignment to be signed by their respective duly authorized officers as of the date first above written.

TRANSFEROR:

RxELITE HOLDINGS, INC.

By:	/s/ Earl Sullivan
Name: Earl Sullivan
Title: CEO

TRANSFEREE:

RxELITE, INC.

By:	/s/ Earl Sullivan
Name: Earl Sullivan
Title: CEO